Changes in the Company structure	6 Months Ended
Jun. 30, 2022
Changes in the Company structure
Changes in the Company structure

2) Changes in the Company structure

2.1) Main acquisitions and divestments

●	Integrated Gas, Renewables & Power
●	On February 28, 2022, TotalEnergies has successfully been named a winner of maritime lease area OCS-A 0538 by the BOEM (Bureau of Ocean Energy Management) in the New York Bight auction in United States.

This bid for the development of an offshore wind farm off the U.S. East Coast was won for a consideration of $795 million (100)% by both TotalEnergies and EnBW.

Located up to 47 nautical miles (87 kilometers) from the coast, the lease covers a 132 square miles (341 square kilometer) area that could accommodate a generation capacity of at least 3 GW, enough to provide power to about one million homes. The project is expected to come online by 2028.

●	Exploration & Production
●	In January 2022, TotalEnergies has decided to initiate the contractual process of withdrawing from the Yadana field and from MGTC in Myanmar, both as operator and as shareholder, without any financial compensation for TotalEnergies.

As a result, TotalEnergies registered an impairment of assets of $(201) million in operational result and of $(305) million in TotalEnergies’ share net result in the financial statements as of December 31, 2021.

This withdrawal became effective on 20 July 2022.

●	In February 2022, TotalEnergies announced its decision not to sanction and so to withdraw from the North Platte deepwater project in the US Gulf of Mexico.

The decision not to continue with the project was taken as TotalEnergies has better opportunities of allocation of its capital within its global portfolio.

An impairment of the project’s assets has been recorded in the consolidated financial statements of the first quarter of 2022, for an amount of $(957) million in net income, TotalEnergies’ share.

●	In April 2022, TotalEnergies finalized the acquisition of the Atapu and Sepia pre-salt oil fields offered by Brazil’s National Agency of Petroleum, Natural Gas and Biofuels (ANP) in the Transfer of Rights (ToR) Surplus bidding round, that took place in December 2021.

The details of the acquisition are presented in Note 2.2 to the consolidated financial statements.

2.2) Major business combinations

●	Exploration & Production
●	Transfer of rights in the Atapu and Sepia fields in Brazil

On 26 April 2022, Petrobras transferred to TotalEnergies 22.5% of the rights of the pre-salt Atapu oil field. Production started in 2020 and has reached a plateau of 160,000 barrels per day with a first Floating, Production, Storage and Offloading unit (FPSO). A second FPSO is planned to be sanctioned, which would increase the overall oil production of the field to around 350,000 b/d.

On 27 April 2022, Petrobras also transferred to TotalEnergies 28% of the rights of the pre-salt Sepia oil field.  Production started in 2021 and is targeting a plateau of 180,000 barrels per day with a first Floating, Production, Storage and Offloading unit (FPSO). A second FPSO is planned to be sanctioned, which would increase the overall oil production of the field to around 350,000 b/d.

In accordance with IFRS 3, TotalEnergies is assessing the fair value of identifiable acquired assets, liabilities and contingent liabilities on the basis of available information. This assessment will be finalised within 12 months following the acquisition date.

2.3) Divestment projects

As of June 30, 2022, there is no material divestment project recorded in “assets held for sale”.